UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 17, 2012

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL		32901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Working Capital Loan Agreement

On April 17, 2012, The Goldfield Corporation (the “Company”), the Company’s wholly owned subsidiaries, Southeast Power Corporation (“Southeast Power”), Bayswater Development Corporation (“Bayswater”), and Pineapple House of Brevard, Inc. (“Pineapple House”), and Branch Banking and Trust Company (“BB&T”) entered into an amendment to a Loan Agreement entered into by the parties on August 26, 2005 and either modified or renewed on March 14, 2006, August 26, 2006, September 27, 2007, November 25, 2008, December 29, 2009, February 22, 2011, and again on January 4, 2012, which was due and payable in full on January 5, 2013, which provided the Company with a line of credit to be used for working capital, capital expenditures and general corporate purposes (the “Working Capital Loan”), and related ancillary agreements, including guarantees of the Working Capital Loan by the Company’s subsidiaries named above (the “Ancillary Loan Documents”). Borrowings outstanding under the “Working Capital Loan were $2.4 million, as of April 17, 2012.

Pursuant to the amendment, the maximum principal amount of the Working Capital Loan was increased from $3.0 million to $5.0 million, and will now mature and all amounts due thereunder will now be due and payable in full on January 16, 2013, unless extended by BB&T at its discretion. The new Ancillary Loan Documents entered into reflect the increased principal amount and the changed maturity date. Advances under the Working Capital Loan will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Ancillary Loan Documents) plus 2.50%, which will be adjusted monthly and subject to a maximum rate of 24.00%. The Working Capital Loan was concurrently modified to amend the threshold on certain financial covenants as follows: (a) to change the Debt to Tangible Net Worth threshold from 1.25:1.0 to 2.0:1.0 and (b) to include an additional factor in the monthly interest rate calculation, in which the rate of interest added to the One Month LIBOR will increase from 2.50% to 2.90% in the event that if the Debt to Tangible Net Worth ratio exceeds 1.6:1.0. All of the other terms of the Working Capital Loan and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011 and January 9, 2012.

The foregoing description of the Working Capital Loan does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Renewal and Additional Advance Promissory Note, the Addendum to Renewal and Additional Advance Promissory Note, and the Loan Agreement filed as Exhibit 10-1, Exhibit 10-2, and Exhibit 10-3, respectively, to this Current Report on Form 8-K, and to the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011 and January 9, 2012 and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Modification of Southeast Power $6.94 Million Promissory Note

On April 17, 2012, Southeast Power and BB&T entered into a Note Modification to effect the modification of a $6,940,000 Promissory Note (the “Southeast Power $6.94 Million Promissory Note”) entered into by the parties on July 13, 2006 and modified on February 22, 2011, which is due and payable in full on February 22, 2016. Borrowings outstanding under the Southeast Power $6.94 Million Promissory Note were $5.9 million, as of April 17, 2012.

Pursuant to the Note Modification, the Debt to Worth threshold of the Financial Covenants section was changed from 1.5:1.0 to 2.0:1.0. All of the other terms of the Southeast Power $6.94 Million Promissory Note and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Reports on Form 8-K filed on July 18, 2006 and February 28, 2011.

The foregoing description of the note modification to the Southeast Power $6.94 Million Promissory Note does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Addendum to Loan Agreement filed as Exhibit 10-7 to this Current Report on Form 8-K, and to the description of the Southeast Power Loan Agreement in the Company’s Current Reports on Form 8-K filed on July 18, 2006 and February 28, 2011, and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Southeast Power $1.5 Million Loan Agreement

On April 17, 2012, Southeast Power, and BB&T entered into a $1,500,000 Loan Agreement (the “Southeast Power $1.5 Million Loan Agreement”) and related ancillary agreements to provide financing for purchases of equipment and vehicles to be owned by Southeast Power. The Company, Pineapple House, and Bayswater agreed to guarantee Southeast Power’s obligations under any and all notes, draft, debts, obligations, and liabilities or agreements evidencing any such indebtedness, obligation, or liability including all renewals, extensions and modifications thereof.

The Southeast Power $1.5 Million Loan Agreement will mature, and all amounts due to BB&T under the loan and the related Promissory Note will be due and payable in full on October 17, 2016. Accrued interest is payable monthly commencing on May 17, 2012 and continuing on the same day of each calendar period thereafter, until November 17, 2012. Subsequently, payments will be as follows: (a) commencing November 17, 2012 and each month thereafter through and including October 17, 2013, monthly principal payments in the amount of $28,500, plus accrued interest; (b) commencing November 17, 2013, and each month thereafter, through and including October 17, 2014, monthly principal payments in the amount of $30,500, plus accrued interest; (c) commencing November 17, 2014, and each month thereafter, through and including October 17 , 2015, monthly principal payments in the amount of $32,500, plus accrued interest (d) commencing November 17, 2015, and each month thereafter, through and including September 17, 2016, monthly principal payments in the amount of $33,750, plus accrued interest; and (e) on October 17, 2016 one final payment of the entire outstanding principal and accrued interest shall be due and payable. The Southeast Power $1.5 Million Loan Agreement will bear interest at a rate per annum equal to One Month LIBOR (as defined in the Addendum to Promissory Note) plus 2.50%, which will be adjusted monthly and subject to a maximum rate of 24.00%. In addition, the rate of interest added to the One Month LIBOR will increase from 2.50% to 2.90% in the event that if the Debt to Tangible Net Worth ratio exceeds 1.6:1.0.

The obligations of Southeast Power pursuant to the Southeast Power $1.5 Million Loan Agreement and the Promissory Note are secured by the grant of a continuing security interest in all now owned and hereafter acquired and wherever located personal property as follows: (i) machinery and equipment, including all accessions thereto, all manufacturers’ warranties, parts and tools therefore; (ii) all vehicles owned by Southeast Power as more specifically described in the Security Agreement between Southeast Power and BB&T dated April 17, 2012; and (iii) all proceeds (cash and non-cash) and products of the foregoing.

The Southeast Power $1.5 Million Loan Agreement and the related Promissory Note include covenants and agreements that are customary for loan agreements and promissory notes of this type, including provisions which accelerate the repayment of outstanding amounts in the event of a material default under the Promissory Note, which include, among others: a failure to pay interest or principal when due or fully perform any other obligation or covenant; a finding that any financial statement or other representation made to BB&T is materially incorrect or incomplete; a failure to provide adequate security in respect of Southeast Power’s obligations under the Promissory Note, as determined by BB&T; the initiation of any proceeding under bankruptcy or insolvency laws by or against, or the attachment or seizure of any of the assets of, Southeast Power, the Company, Pineapple House, or Bayswater; and a good faith determination by BB&T that the prospect of payment or other performance under the Promissory Note is impaired. In addition, at BB&T’s option, BB&T may treat any default in payment or performance by Southeast Power, the Company, or any of their subsidiaries or affiliates under any other loans, contracts, or agreements with BB&T or its affiliates as a default under the Southeast Power $1.5 Million Loan Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Amendment of Working Capital Loan Agreement,” the Company and BB&T entered into an amendment of the Working Capital Loan. The loan documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3, Exhibit 10-4, Exhibit 10-5 and Exhibit 10-6 to this Current Report on Form 8-K, the description of the Working Capital Loan in the Company’s Current Reports on Form 8-K filed on September 1, 2005, March 20, 2006, October 2, 2006, September 28, 2007, November 25, 2008, January 5, 2010, February 28, 2011 and January 9, 2012 and the related exhibits thereto, are incorporated herein by reference.

As described above in Item 1.01 under the heading “Modification of Southeast Power $6.94 Million Promissory Note” Southeast Power and BB&T entered into a Note Modification to amend certain financial covenants. The addendum document is filed as Exhibit 10-7 to this Current Report on Form 8-K, the description of the Southeast Power Loan Agreement in the Company’s Current Report on 8-K filed on July 18, 2006, and February 28, 2011, and the related exhibits thereto, are incorporated herein by reference.

As described above in Item 1.01 under the heading “Southeast Power $1.5 Million Loan Agreement” Southeast Power and BB&T executed a Loan Agreement and Promissory Note and other ancillary agreements to provide financing for the purchase of additional equipment and vehicles. The loan documents filed as Exhibit 10-8, Exhibit 10-9, Exhibit 10-10, Exhibit 10-11, and Exhibit 10-12 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Renewal and Additional Advance Promissory Note dated April 17, 2012 of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to loans of up to $5,000,000

10-2	Addendum to Renewal and Additional Advance Promissory Note dated April 17, 2012

10-3	Loan Agreement dated April 17, 2012 relating to loans of up to $5,000,000

10-4	Modification of Security Agreement, dated April 17, 2012, between Southeast Power Corporation and Branch Banking and Trust Company

10-5	Modification of Security Agreement, dated April 17, 2012, between Southeast Power Corporation and Branch Banking and Trust Company

10-6	Guaranty Agreement, dated April 17, 2012, between Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company relating to loans to Southeast Power Corporation of up to $5,000,000

10-7	Addendum to Loan Agreement dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $6,940,000

10-8	Promissory Note dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $1,500,000

10-9	Addendum to Promissory Note dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $1,500,000

10-10	Loan Agreement dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $1,500,000

10-11	BB&T Security Agreement, dated April 17, 2012, between Southeast Power Corporation and Branch Banking and Trust Company relating to loans to Southeast Power Corporation of up to $1,500,000 also dated April 17, 2012

10-12	Guaranty Agreement, dated April 17, 2012, between The Goldfield Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company relating to loans to Southeast Power Corporation of up to $1,500,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 23, 2012

THE GOLDFIELD CORPORATION

By:	/S/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Renewal and Additional Advance Promissory Note dated April 17, 2012 of Revolving Line of Credit Promissory Note of The Goldfield Corporation relating to loans of up to $5,000,000

10-2	Addendum to Renewal and Additional Advance Promissory Note dated April 17, 2012

10-3	Loan Agreement dated April 17, 2012 relating to loans of up to $5,000,000

10-4	Modification of Security Agreement, dated April 17, 2012, between Southeast Power Corporation and Branch Banking and Trust Company

10-5	Modification of Security Agreement, dated April 17, 2012, between Southeast Power Corporation and Branch Banking and Trust Company

10-6	Guaranty Agreement, dated April 17, 2012, between Southeast Power Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company relating to loans to Southeast Power Corporation of up to $5,000,000

10-7	Addendum to Loan Agreement dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $6,940,000

10-8	Promissory Note dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $1,500,000

10-9	Addendum to Promissory Note dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $1,500,000

10-10	Loan Agreement dated April 17, 2012 of Southeast Power Corporation relating to loans of up to $1,500,000

10-11	BB&T Security Agreement, dated April 17, 2012, between Southeast Power Corporation and Branch Banking and Trust Company relating to loans to Southeast Power Corporation of up to $1,500,000 also dated April 17, 2012

10-12	Guaranty Agreement, dated April 17, 2012, between The Goldfield Corporation, Pineapple House of Brevard, Inc., Bayswater Development Corporation and Branch Banking and Trust Company relating to loans to Southeast Power Corporation of up to $1,500,000